UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): October 22, 2026
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Abernathy Road N.E.
Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.    Other Events.
Quarterly Dividend Increase
On October 22, 2026, the Board of Directors (“Board”) of Mueller Water Products, Inc. (the “Company”) declared a quarterly cash dividend of $0.080 per share, an increase of approximately 14.3% from $0.070 per share. The dividend will be paid on November 19, 2026, to stockholders of record on November 9, 2026.
Additional Share Repurchase Authorization
On October 22, 2026, the Board also authorized the repurchase of up to an additional $300 million of the Company’s common stock under its existing stock repurchase program, effective immediately. Based on the approximately $34.5 million remaining available under the existing authorization as of September 30, 2026, approximately $334.5 million is available for repurchases under the expanded stock repurchase program after giving effect to the increase.
Repurchases under the program may be made in the open market, in privately negotiated transactions or by other means, including through trading plans intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, accelerated share repurchase arrangements and tender offers, with the amount and timing of repurchases to be determined at the Company’s discretion, depending on market and business conditions, prevailing stock prices, and contractual limitations, among other factors. The stock repurchase program does not obligate the Company to acquire any particular amount of common stock, or at any specific time or intervals, and may be modified, suspended or terminated at any time at the Company’s discretion.
A copy of the press release issued October 22, 2026, announcing the dividend increase and increased stock repurchase authorization is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated October 22, 2026
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Mueller Water Products, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 22, 2026	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Melissa Rasmussen
Melissa Rasmussen
Senior Vice President and Chief Financial Officer